UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2019 (January 30, 2019)

CUBESMART

CUBESMART, L.P.

(Exact Name Of Registrant As Specified In Charter)

Maryland (CubeSmart)	001-32324	20-1024732

Delaware (CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Old Lancaster Road, Malvern, Pennsylvania 19355

(Address of Principal Executive Offices)

(610) 535-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company (CubeSmart) ☐

Emerging growth company (CubeSmart, L.P.) ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2019, CubeSmart, L.P. (the “Operating Partnership”) and CubeSmart (the “Company”) completed the issuance and sale of $350.0 million in aggregate principal amount of the Operating Partnership’s 4.375% senior notes due February 15, 2029 (the “Notes”) and the Company’s related full and unconditional guarantees of the payment of principal, the make-whole premium, if any, and interest on the Notes (the “Guarantees”).

The net proceeds to the Operating Partnership from the sale of the Notes, after deducting the underwriters’ discount and estimated transaction expenses payable by the Company, are approximately $345.0 million. The Operating Partnership intends to use the net proceeds from this offering to repay $200.0 million of outstanding indebtedness incurred under the unsecured term loan portion of the Company’s credit facility maturing in January 2019 and for working capital and other general corporate purposes, which may include repayment or repurchase of other indebtedness.

The Notes and the Guarantees were issued pursuant to the indenture, dated as of September 16, 2011 (the “Indenture”), among the Company, the Operating Partnership and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Sixth Supplemental Indenture, dated as of January 30, 2019 (the “Sixth Supplemental Indenture”), among the Company, the Operating Partnership and the Trustee. A copy of the form of the Note and a copy of the form of the Guarantee are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated into this Item 1.01 by reference.

The Notes accrue interest at the rate of 4.375% per annum, with interest payable in cash semi-annually in arrears on February 15 and August 15 of each year.  The Notes accrue interest from and including January 30, 2019, and will be payable beginning August 15, 2019.

The Notes are senior unsecured indebtedness of the Operating Partnership, ranking equally in right of payment with all of the Operating Partnership’s other unsecured unsubordinated indebtedness from time to time outstanding. The Notes are effectively subordinated to the Operating Partnership’s secured indebtedness and to the indebtedness and other liabilities of the consolidated subsidiaries of the Operating Partnership.

The Operating Partnership may redeem the Notes, at any time and from time to time, prior to November 15, 2028 (the “Par Call Date”), in whole or in part, at a make-whole redemption price equal to the greater of (i) 100% of the principal amount of the Notes then outstanding to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any accrued and unpaid interest to the redemption date), assuming that such Notes matured on the Par Call Date, discounted to the redemption date on a semi-annual basis at a rate equal to the Treasury Rate (defined in the Sixth Supplemental Indenture) plus 30 basis points, plus accrued and unpaid interest to, but not including, the redemption date.

On or after the Par Call Date, the Operating Partnership may redeem the Notes at any time in whole or in part and from time to time at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the redemption date.

The Indenture and the Sixth Supplemental Indenture contain covenants that, among other things, (i) restrict the ability of the Operating Partnership and its subsidiaries to, subject to certain exceptions, incur additional debt and incur debt secured by liens, and (ii) restrict the Operating Partnership and its subsidiaries from owning unencumbered assets representing less than 150% of the outstanding principal amount of unsecured debt.

The material terms of the Notes and the Guarantees are described in a prospectus supplement, dated January 24, 2019, as filed with the Securities and Exchange Commission (the “Commission”) on January 25, 2019 pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended (the “Securities Act”), which relates to the offer and sale of the Notes and supplements the Company’s and the Operating Partnership’s prospectus, as filed with the Commission on March 17, 2017, contained in the Company’s and the Operating Partnership’s registration statement on Form S-3ASR (File No. 333-216768) under the Securities Act.

The Indenture previously was filed with the Commission on September 16, 2011, as Exhibit 4.5 to the Company’s and the Operating Partnership’s registration statement on Form S-3 (File No. 333-176885) under the Securities Act, and is incorporated into this Item 1.01 by reference. The Sixth Supplemental Indenture is being filed with the Commission as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

The foregoing is not a complete description of the Indenture, the Sixth Supplemental Indenture, the Notes or the Guarantees and is qualified in its entirety by reference to the full text of those documents, each of which is incorporated herein by reference.

In connection with the foregoing, the Company and the Operating Partnership are filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of their counsel with respect to the validity of the Notes and the Guarantees.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K pertaining to the Notes and the Guarantees is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Form of $350.0 million in aggregate principal amount of the Operating Partnership’s 4.375% senior notes due February 15, 2029.

4.2	Form of CubeSmart Guarantee (included in Exhibit 4.1).

4.3	Sixth Supplemental Indenture, dated as of January 30, 2019, among CubeSmart, CubeSmart, L.P. and U.S. Bank National Association.

4.4*

Indenture, dated as of September 16, 2011, among CubeSmart, CubeSmart, L.P. and U.S. Bank National Association, incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-3, filed with the Commission on September 16, 2011.

5.1	Opinion of Pepper Hamilton LLP as to the legality of the Notes.

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1 and incorporated herein by reference).

* Incorporated herein by reference as above indicated.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: January 30, 2019	By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal Officer & Secretary

CUBESMART, L.P.

	By:	CubeSmart, its general partner

Date: January 30, 2019	By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal Officer & Secretary